UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 6, 2023

Date of Report (Date of earliest event reported)

PARATEK PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36066	33-0960223
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Park Plaza Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

(617) 807-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PRTK	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§ 240 12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Paratek Pharmaceuticals, Inc. (the “Company”) was held on July 6, 2023. Proxies for the Annual Meeting were solicited by the board of directors pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitation. There were 57,282,239 shares of common stock entitled to vote at the Annual Meeting. A total of 39,463,604 shares of common stock were represented at the Annual Meeting by proxy. The final votes on the proposals presented at the meeting were as follows:

Proposal No. 1 – Election of Directors

Minnie V. Baylor-Henry, Michael F. Bigham and Robert S. Radie were elected as directors to hold office until the 2026 Annual Meeting of Stockholders and until their successors have been duly elected and qualified, or, if sooner, until each director’s death, resignation, or removal, by the following vote:

Nominee	For	Withheld	Broker Non-Votes
Minnie V. Baylor-Henry	19,561,082	9,375,157	10,527,365
Michael F. Bigham	19,421,744	9,514,495	10,527,365
Robert S. Radie	19,430,048	9,506,191	10,527,365

Proposal No. 2 – Non-Binding Advisory Vote on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, by the following vote:

For	Against	Abstain	Broker Non-Votes
19,043,007	9,815,685	77,547	10,527,365

Proposal No. 3 – Non-Binding Advisory Vote on the Frequency of Holding Future Non-Binding Advisory Votes on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders, on a non-binding, advisory basis, voted to hold non-binding advisory votes on the compensation paid to the Company’s named executive officers on a yearly basis, by the following vote:

1 Year	2 Years	3 Years	Abstain
21,242,883	166,480	703,631	6,823,245

Proposal No. 4 – Approval of the Amended and Restated Paratek Pharmaceuticals, Inc. Employee Stock Purchase Plan

The Company’s stockholders approved the amended and restated Paratek Pharmaceuticals, Inc. Employee Stock Purchase Plan by the following vote:

For	Against	Abstain	Broker Non-Votes
18,941,378	9,933,558	61,303	10,527,365

Proposal No. 5 – Approval of an Amendment to the Company’s Amended and Restated Certificate of Incorporation to Allow for Officer Exculpation

The Company’s stockholders rejected an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to allow for officer exculpation, by the following vote:

For	Against	Abstain	Broker Non-Votes
17,201,102	11,532,973	202,164	10,527,365

Proposal No. 6 – Ratification of Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Audit Committee of the Board of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 by the following vote:

For	Against	Abstain
38,200,538	972,021	291,045

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARATEK PHARMACEUTICALS, INC.

Date: July 11, 2023	By:	/s/ William M. Haskel
Name: William M. Haskel
Title: Chief Legal Officer, General Counsel and Corporate Secretary